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                                                                    EXHIBIT 10.3



                      SEVENTH AMENDMENT TO CREDIT AGREEMENT

                  THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT, dated as of August 31, 1999 (this "Amendment"), is among AETNA INDUSTRIES, INC., a Delaware corporation (the "Company"), the guarantors set forth on the signature pages hereof (collectively, the "Guarantors"), the Lenders set forth on the signature pages hereof (collectively, the "Lenders") and BANK ONE, MICHIGAN, formerly known as NBD Bank, a Michigan banking corporation, as agent for the Lenders (in such capacity, the "Agent").

                                    RECITALS

                  A. The Company, the Guarantors, the Agent and the Lenders are parties to an Amended and Restated Credit Agreement dated as of April 10, 1998 (as now and hereafter amended, the "Credit Agreement").

                  B. The Company and the Guarantors desire to amend the Credit Agreement, and the Agent and the Lenders are willing to do so in accordance with the terms hereof.

                                      TERMS

                  In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

                  ARTICLE I. AMENDMENTS. Upon fulfillment of the conditions set forth in Article III hereof, the Credit Agreement shall be amended as follows:

                  1.1 The definition of "Borrowing Base " in Section 1.1 is restated as follows:

                           "Borrowing Base" shall mean, as of any date, the
lesser of (a) the sum, without duplication, of (i) an amount equal to 85% of the value of Eligible Accounts Receivable plus (ii) an amount equal to 60% of the value of Eligible Inventory not to exceed $9,500,000, plus (iii) an amount equal to 50% of the value of Eligible Tooling Inventory not to exceed (A) $12,000,000 from the Effective Date hereof to and including October 31, 1999 or (B) $5,000,000 from and including November 1, 1999 and thereafter, plus (iv) 80% of the value of Eligible Fixed Assets owned by the Company and Manufacturing as of the Effective Date, which amount was equal to $20,028,860 as of the Third Amendment Effective Date, or (b) the amount calculated under clause (b) of the definition of "Permitted Indebtedness" set forth in the Senior Note Indenture; provided, however, that the Borrowing Base shall be determined on the basis of the most current Borrowing Base Certificate required to be delivered by the Company hereunder.

                  1.2      The following definitions are hereby added to Section
1.1 in appropriate alphabetical order:


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                           "Seventh  Amendment"  shall  mean  the  Seventh
Amendment  to this  Agreement  dated as of August 31, 1999.

                           "Seventh Amendment Effective Date" shall mean the
date the Seventh Amendment is effective.

                  1.3      The definition of "Termination Date C " in Section
1.1 is restated as follows:

                           "Termination  Date C" shall  mean the  earlier  to
occur of (a) October 31, 1999 and (b) the date on which the Facility C Commitment shall be terminated pursuant to Section 2.2 or 6.2.

                  1.4 The Facility A Commitment amounts for each Lender are amended to be the amounts set forth next to the signature of each Lender on this Amendment.


                  ARTICLE II. REPRESENTATIONS. The Company and each Guarantor represent and warrant to the Agent and the Lenders that:

                  2.1 The execution, delivery and performance of this Amendment is within its powers, has been duly authorized and is not in contravention of any statute, law or regulation known to it or of any terms of its Articles of Incorporation or By-laws, or of any material agreement or undertaking to which it is a party or by which it is bound.

                  2.2 This Amendment is the legal, valid and binding obligation of the Company and each Guarantor enforceable against each in accordance with the terms hereof.

                  2.3 After giving effect to the amendments contained herein, the representations and warranties contained in Article IV of the Credit Agreement are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

                  2.4 After giving effect to the amendments contained herein, no Event of Default or Default exists or has occurred and is continuing on the date hereof. Without limiting the foregoing, no event of default or event or condition which may become an event of default under the Senior Note Documents has occurred or will be caused by this Amendment or any of the transactions contemplated hereby.

                  ARTICLE III. CONDITIONS OF EFFECTIVENESS. This Amendment shall not become effective until each of the following conditions is satisfied:



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                  3.1 The Company, the Guarantors and the Required Lenders
shall have signed this Amendment.

                  3.2 The Company and the Guarantors shall have delivered such resolutions, officer's certificates and legal opinions as the Agent may reasonably request.

                  3.3 The Company shall have delivered to the Agent such other documents and satisfied such other conditions, if any, as reasonably requested by the Agent.

                  ARTICLE IV.  MISCELLANEOUS.

                  4.1 The Company shall pay to the Agent, for the pro rata benefit of the Lenders signing this Amendment on or before 5:00 p.m., Detroit time, August 31, 1999, a fee equal to 10 basis points of such Lenders' respective Commitments.

                  4.2 References in the Credit Agreement or in any other Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby and as further amended from time to time.

                  4.3 The Company agrees to pay and to save the Agent harmless for the payment of all reasonable documented costs and expenses arising in connection with this Amendment, including the reasonable documented fees of counsel to the Agent in connection with preparing this Amendment and the related documents.

                  4.4 The Company and each Guarantor acknowledge and agree that, to the best of their knowledge, the Agent and the Lenders have fully performed all of their obligations under all documents executed in connection with the Credit Agreement. The Company and each Guarantor represent and warrant that they are not aware of any claims or causes of action against the Agent or any Lender.

                  4.5 Except as expressly amended hereby, the Company and each Guarantor agree that the Credit Agreement, the Notes, the Security Documents and all other documents and agreements executed by the Company in connection with the Credit Agreement in favor of the Agent or any Lender are ratified and confirmed, as amended hereby, and shall remain in full force and effect in accordance with their terms and that they are not aware of any set off, counterclaim, defense or other claim or dispute with respect to any of the foregoing. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement. This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument, and telecopied signatures shall be effective as originals.



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                  IN WITNESS WHEREOF, the parties signing this Amendment have caused this Amendment to be executed and delivered as of the day and year first above written.

                              AETNA INDUSTRIES, INC.


                              By:
                                   ------------------------------------------
                                   Harold A. Brown
                                   Its:   Secretary, Vice President/Finance and
                                          Chief Financial Officer

                              Guarantor
                              ---------
                              AETNA HOLDINGS, INC.


                              By:
                                   ------------------------------------------
                                   Harold A. Brown
                                   Its:   Secretary, Vice President/Finance and
                                          Chief Financial Officer

                              Guarantor
                              ---------
                            AETNA EXPORT SALES CORP.


                            By:
                                 ---------------------------------------------
                                 Harold A. Brown
                                 Its:   Treasurer and Secretary

                            Guarantor
                            ---------
                            TRIANON INDUSTRIES CORP., f/k/a MS ACQUISITION CORP.


                            By:
                                 ---------------------------------------------
                                 Harold A. Brown
                                 Its:   Secretary and Vice President North
                                        America

                            Guarantor
                            ---------
                            AETNA MANUFACTURING CANADA LTD.


                            By:
                                 ---------------------------------------------
                                 Harold A. Brown
                                 Its:   Treasurer and Secretary



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                            BANK ONE, MICHIGAN, as a Lender and as Agent


                            By:
                                 ---------------------------------------------
                            Its:
                                 ---------------------------------------------

Facility A Commitment Amount during
the period from and including the Seventh Amendment Effective
Date to and including October 31, 1999: $22,831,858.41

Facility A Commitment Amount during
the period from and including November 1, 1999
to but excluding Termination Date A: $13,318,584.08



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                            PNC BUSINESS CREDIT, INC.


                            By:
                                 ---------------------------------------------
                            Its:
                                 ---------------------------------------------


Facility A Commitment Amount during
the period from and including the Seventh Amendment Effective
Date to and including October 31, 1999: $15,929,203.55

Facility A Commitment Amount during
the period from and including November 1, 1999
to but excluding Termination Date A: $9,292,035.40



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                            NATIONAL BANK OF CANADA


                            By:
                                 ---------------------------------------------
                            Its:
                                 ---------------------------------------------

Facility A Commitment Amount during
the period from and including the Seventh Amendment Effective
Date to and including October 31, 1999: $10,619,469.02

Facility A Commitment Amount during
the period from and including November 1, 1999
to but excluding Termination Date A: $6,194,690.26



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                            MICHIGAN NATIONAL BANK

                            By:
                                 --------------------------------------------

                            Its:
                                 --------------------------------------------

Facility A Commitment Amount during
the period from and including the Seventh Amendment Effective
Date to and including October 31, 1999: $10,619,469.02

Facility A Commitment Amount during
the period from and including November 1, 1999
to but excluding Termination Date A: $6,194,690.26



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